UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

VIDA GLOBAL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43282	88-1438776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12160 W Parmer Ln, Ste 130-716 Cedar Park, TX	78613
(Address of Principal Executive Offices)	(Zip Code)

(833) 588-8432

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	VIDA	The NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

In connection with the Offering (as defined below), pursuant to an underwriting agreement, entered into on May 14, 2026, by and between VIDA Global Inc. (the “Company”) and The Benchmark Company LLC (the “Representative”), as representative of the several underwriters for the Offering, on May 18, 2026, the Company issued warrants to purchase up to 187,500 shares of the Company’s Class A common stock, par value $0.001 per share (“Class A Common Stock”), to the Representative or its designees (collectively, the “Representative’s Warrants”), representing 5% of the aggregate number of shares of Class A Common Stock issued by the Company to investors in the Offering.

The Representative’s Warrants are exercisable beginning on November 14, 2026, the 180th day following the closing of the Company’s initial public offering (the “Offering”), and expire on May 14, 2031, five years from the commencement of sales in the Offering, at an exercise price equal to $4.80 per share, 120% of the public offering price per share to investors in the Offering. The Representative’s Warrants contain customary anti-dilution adjustments in the event of stock dividends, splits, reorganizations or similar transactions, and provide for both cash and cashless exercise. The Representative’s Warrants and the underlying shares are not transferable for 180 days following the commencement of sales in the Offering, except to officers, partners, registered persons or affiliates of the Representative or participating underwriters or selected dealers.

The foregoing description of the Representative’s Warrants is qualified in its entirety by reference to the Representative’s Warrants, the form of which is filed with this Current Report on Form 8-K as Exhibit 4.1 and incorporated herein by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Second Amended and Restated Certificate of Incorporation

On May 14, 2026, the Company filed a second amended and restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware in connection with the Offering. The Company’s board of directors (the “Board”) and the Company’s stockholders previously approved the Restated Certificate to be effective immediately after the effectiveness of the Registration Statement (as defined below). The Restated Certificate is filed with this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference.

Amended and Restated Bylaws

On May 14, 2026, the Company’s amended and restated bylaws (the “Restated Bylaws”) became effective in connection with the Offering. The Board and the Company’s stockholders previously approved the Restated Bylaws to be effective immediately after the effectiveness of the Registration Statement. The Restated Bylaws are filed with this Current Report on Form 8-K as Exhibit 3.2 and incorporated herein by reference.

Please see the description of the Restated Certificate and the Restated Bylaws in the section titled “Description of Capital Stock” in the final prospectus pursuant to Rule 424(b) under the Securities Act of 1933, as amended, filed by the Company with the Securities and Exchange Commission on May 18, 2026, relating to the Company’s Registration Statement on Form S-1, as amended (File No. 333-294868) (the “Registration Statement”).

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation of VIDA Global Inc.
3.2	Amended and Restated Bylaws of VIDA Global Inc. (included as Exhibit 3.4 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-294868), filed with the Securities and Exchange Commission on April 2, 2026 and incorporated herein by reference).
4.1*	Form of Representative’s Warrant, dated May 18, 2026 (included as Exhibit 4.3 to the Company’s Registration Statement on Form S-1, as amended (File No. 333-294868), filed with the Securities and Exchange Commission on April 2, 2026 and incorporated herein by reference).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Portions of this exhibit (indicated by asterisks) have been omitted pursuant to Item 601(b)(10) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIDA Global Inc.

Dated: May 18, 2026	By:	/s/ Lyle Pratt
Lyle Pratt
Chief Executive Officer